Common Stock	12 Months Ended
Dec. 31, 2019
Common Stock [Abstract]
Common Stock
17. Common Stock
As of December 31, 2018 and 2019, the Company’s certificate of incorporation, as amended and restated, authorized the Company to issue 220,000,000 shares, of $0.01 par value common stock.

Each share of common stock entitles the holder to vote on all matters submitted to a vote of the Company’s stockholders. Common stockholders are entitled to receive dividends, as may be declared by the board of directors, if any, subject to the preferential dividend right of the preferred stockholders. No dividends have been declared through December 31, 2019.
As of December 31, 2018 and 2019, the Company had reserved 142,495,607 and 157,998,948 shares of common stock for the conversion of the outstanding shares of Preferred stock, the exercise of outstanding stock options, the vesting of restricted stock units and the number of shares remaining available for future grant.